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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)    August 14, 2002

GRIC Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27871 (Commission File Number)	77-0368092 (IRS Employer Identification No.)
1421 McCarthy Blvd. Milpitas, California (Address of principal executive offices)	95035 (Zip Code)

Registrant's telephone number, including area code    (408) 955-1920

ITEM 9: REGULATION FD DISCLOSURE.

        On August 14, 2002, the chief executive officer and chief financial officer of GRIC Communications, Inc. (the "Company") furnished to the Securities and Exchange Commission certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"). The text of each of these certifications is set forth below.

        In connection with the Report, I, [Hong Chen, Chief Executive Officer of the Company/Kim S. Silverman, Chief Financial Officer of the Company], certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge based on a review of the Report:

(1)
The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the period covered by the Report.

        The foregoing certification is being furnished solely to accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report and is not to be incorporated by reference to any registration statement, report, proxy statement or other document of the Company.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002	GRIC COMMUNICATIONS, INC.
	By:	/s/ DAVID L. TEICHMANN David L. Teichmann, Senior Vice President, General Counsel and Secretary

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  ITEM 9: REGULATION FD DISCLOSURE.
SIGNATURES